Exhibit 10.6

April 13, 2010

Mr. Mike Harrison

Brocade Communications Systems, Inc.

1745 Technology Drive

San Jose, CA 95110

Subject: Amendment Number 6 to SOW#7 of the IBM/Brocade Goods Agreement ROC-P-68

This letter (the “Amendment”) serves as Amendment Number 6 to SOW#7, including all amendments thereto (“SOW#7”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows

1.	Attachment A, “Pricing”, is hereby deleted in its entirety and replaced with Attachment A, “Pricing”, attached hereto.

2.	Attachment F-2, “Branding, Description of Licensed Work, and Milestone Schedules for DCFM” is hereby deleted in its entirety and replaced with Attachment F-2, “Branding, Description of Licensed Work, and Milestone Schedules for DCFM”, attached hereto.

The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #7. All other terms and conditions of the Goods Agreement and SOW#7 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#7 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To:		Accepted and Agreed To:
International Business Machines Corporation		Brocade Communications Systems, Inc.

By:	/s/ Michelle B. Wright 4/15/10	By:	/s/ Charles Leeming
Authorized Signature Date		Authorized Signature Date

Michelle B. Wright		Charles Leeming
Type or Print Name		Type or Print Name

GCM – Storage OEM Procurement		VP, OEM Sales
Title & Organization		Title & Organization
Address:		Address: 1745 Technology Drive
San Jose, CA 95110

Accepted and Agreed To:

Brocade Communications Switzerland SarL

		By:	/s/ U. Plechschmidt

Ulrich Plechschmidt
Type or Print Name

Vice President EMEA
Title & Organization 19-April-2010

Brocade Confidential

Base Agreement #ROC-P-68

SOW #7 (Contract Number 4907015087.0)

Amendment #6

Attachment A

Pricing

Table 1 - VFM ENTERPRISE EDITION PRICING

BROCADE	IBM p/n				IBM VFM Enterprise Edition
Brocade p/n	IBM p/n	US Feature Code	LA/EMEA Feature Code	AP/ Canada Feature Code	Feature Description	UNIT PRICE
IBM Machine Type / Model: [**]						UNIT PRICE [**]
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Brocade Confidential	Page 2 of 10

Base Agreement #ROC-P-68

SOW #7 (Contract Number 4907015087.0)

Amendment #6

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IBM Machine Type / Model: [**] VFM EE — Registration for 1st-yr AND 1-yr Renewal (Registration and Renewal)					UNIT PRICE
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IBM Machine Type / Model: [**] VFM EE — If M&S lapses, customer uses this feature (Re-instatement)					UNIT PRICE
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Base Agreement #ROC-P-68

SOW #7 (Contract Number 4907015087.0)

Amendment #6

IBM Machine Type / Model: [**] VFM EE — 3-yr M&S ordered with new product (Registration)					UNIT PRICE
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IBM Machine Type / Model: VFM EE — Additional M&S (Renewal0+D118)					UNIT PRICE
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IBM Machine Type / Model: [**] VFM EE — If M&S lapses, customer uses this feature (Re-instatement)					UNIT PRICE
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Base Agreement #ROC-P-68

SOW #7 (Contract Number 4907015087.0)

Amendment #6

Table 2 - VFM MIGRATION EDITION PRICING

BROCADE	IBM p/n				IBM VFM Migration Edition
Brocade p/n	IBM p/n	US Feature Code	LA/EMEA Feature Code	AP/ Canada Feature Code	Feature Description	UNIT PRICE
IBM Machine Type/Model: [**]						UNIT PRICE [**]
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IBM Machine Type / Model: [**] VFM ME — Registration for 1st-yr AND 1-yr Renewal (Registration and Renewal)						UNIT PRICE
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Base Agreement #ROC-P-68

SOW #7 (Contract Number 4907015087.0)

Amendment #6

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IBM Machine Type / Model: [**] VFM ME — 3-yr M&S ordered with new product (Registration)					UNIT PRICE
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Base Agreement #ROC-P-68

SOW #7 (Contract Number 4907015087.0)

Amendment #6

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SOW #7 (Contract Number 4907015087.0)

Amendment #6

Table 3 – IBM SYSTEM STORAGE DATA CENTER FABRIC MANAGER V10.4 PRICING

BROCADE	IBM	IBM (End-Customer P/N)			IBM SYSTEM STORAGE DATA CENTER FABRIC MANAGER
Brocade p/n	IBM Hub Stock P/N	US Feature Code	LA/EMEA Feature Code	AP/ Canada Feature Code	Feature Description	UNIT PRICE
IBM Machine Type / Model: [**]					IBM System Storage Data Center Fabric Manager V10.0	UNIT PRICE

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IBM Machine Type / Model: [**]					IBM System Storage Data Center Fabric Manager 1 Yr After License	UNIT PRICE

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IBM Machine Type / Model: [**]					IBM System Storage Data Center Fabric Manager 3 Yr Registration	UNIT PRICE

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IBM Machine Type / Model: 5639-DC4					IBM System Storage Data Center Fabric Manager 3 Yr Renewal	UNIT PRICE

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SOW #7 (Contract Number 4907015087.0)

Amendment #6

Attachment F-2

Branding, Description of Licensed Work, and Milestone Schedules

For DCFM

1.0 Buyer Branded Version of Supplier’s OEM Software Product

The Licensed Work will be comprised of a Buyer-branded version of Supplier’s DCFM software product. The Buyer branded version will be called “IBM System Storage Data Center Fabric Manager.” Supplier consents to the use by Buyer the name “IBM System Storage Data Center Fabric Manager”, “Data Center Fabric Manager”, “IBM DCFM”, and “DCFM”. The Licensed Work will be provided by Supplier to Buyer in Object Code format.

2.0 Description of Licensed Work

Code Name	Version	Description	Documentation	Format	Delivery Requirements
DCFM	10.4.x	IBM System Storage Data Center Fabric Manager	Online	Object Code	CD, License key documentation

2.1 Product/Operating Systems Supported and System Requirements:

Following are the operating systems supported by DCFM.

OS	Versions
Windows	2003 Server, XP, Vista, Windows Server 2008
Linux	SuSE Linux ES10, RedHat AS5, RedHat ES4
VMWare	ESX Server 3 / 3.5 (Same Guest OS as above)
Solaris	Solaris 10

System requirements

Server/Client	DCFM Enterprise Small (1 to 2000 ports or 1 to 20 domains)	DCFM Enterprise Medium (2001 to 5000 ports or 21 to 60 domains)	DCFM Enterprise Large (5001 to 9000 ports or 61 to 120 domains)
Server + 1 local client	3GB	4GB	4Gb
Remote client only	1GB	2GB	2GB

CPU requirements for Windows and Linux

Server/Client	DCFM Enterprise Small	DCFM Enterprise Medium	DCFM Enterprise Large
Server + 1 local client	Intel Core2 duo 2GHz or equivalent	Intel Dual CPU Core2 duo 2.4 GHz or equivalent	Intel Dual CPU Core2 duo 2.4 GHz or equivalent
Remote client only	Intel Core2 duo 2GHz or equivalent	Intel Core2 duo 2GHz or equivalent	Intel Core2 duo 2GHz or equivalent

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CPU requirements for Solaris

Server/Client	DCFM Enterprise Small	DCFM Enterprise Medium	DCFM Enterprise Large
Server + 1 local client	Sun SPARC Enterprise T5xxx (T5120, T5140, T5220, T5240, T5440) Processor: 4 Core 1.2 GHz UltraSPARC T2 or T2 Plus or equivalent	Sun SPARC Enterprise T5xxx (T5120, T5140, T5220, T5240, T5440) Processor: 4/6/8 Core 1.4 GHz UltraSPARC T2 or T2 Plus or equivalent	Sun SPARC Enterprise T5xxx (T5120, T5140, T5220, T5240, T5440) Processor: 4/6/8 Core 1.4 GHz UltraSPARC T2 or T2 Plus or equivalent

Remote client only	Sun Fire/Sun SPARC Enterprise T1000/T2000 Processor: 4 Core 1.0 GHz UltraSPARC T1 or equivalent	Sun Fire/Sun SPARC Enterprise T1000/T2000 Processor: 4 Core 1.0 GHz UltraSPARC T1 or equivalent	Sun Fire/Sun SPARC Enterprise T1000/T2000 Processor: 4 Core 1.0 GHz UltraSPARC T1 or equivalent

2.2 Documentation : Supplier will provide Buyer with IBM branded customer documentation.

a)	Internal (standard Supplier documentation)

b)	External (on-line documentation)

c)	No other related written materials

2.3 Other Materials:

a)	Quality Plan: Supplier will provide Buyer with quality plan upon Buyer’s request

b)	Test Results: Supplier will provide Buyer with available test results upon Buyer’s request

c)	Test Cases: Supplier will provide Buyer with available test cases upon Buyer’s request.

d)	Maintenance and Support Reports (including information required and format)

e)	Promotional Materials: Buyer and Supplier will mutually determine what promotional materials are needed for the Licensed Works.

f)	Education/Training material: Buyer and Supplier will mutually determine what Education and Training materials are needed for the Licensed Works.

2.4 Code deposited on CD media and shipped to Buyer as directed on Buyer’s purchase order.

3. Identification of Tools

No tools are provided for the Licensed Works.

4. Schedule

The relevant milestones, completion dates, and terms associated with DCFM software.

Milestone	Completion Date
Delivery of the Licensed Work which substantially complies with its Specifications	[**]

Delivery of the other Deliverables (other than the Licensed Work, Tools, etc.)	[**]

Successful completion of Buyer’s testing of the Licensed Work	[**]

Receipt of the completed Certificate of Originality for the Licensed Work	[**]

Other	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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